UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 14, 2011

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing a news release (“News Release”) issued on April 14, 2011, in which it announced that Kurt Feuerman will join its equity investment management team as Senior Vice President and Portfolio Manager, U.S. Equities on or shortly after May 31, 2011.

On May 31, 2011, AllianceBernstein will also assume the role of investment manager and trading advisor for several investment vehicles currently managed by Mr. Feuerman:  Equity Growth, a long/short strategy, and Alpha Equity, a long-only strategy.

The News Release is attached hereto as Exhibit 99.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01      News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: April 15, 2011	By:	/s/ Laurence E. Cranch
Laurence E. Cranch General Counsel